Exhibit 99.1
For Immediate Release
Monday, March 24, 2008
Community Bankers Acquisition Corp.
Gary A. Simanson, President
Great Falls, Virginia
(703) 759-0751
TransCommunity Financial Corporation
Bruce B. Nolte, President
Glen Allen, Virginia
(804) 934-9999
BOE Financial Services of Virginia, Inc.
George M. Longest, Jr., President
Tappahannock, Virginia
(804) 443-4343
Community Bankers Acquisition Corp., TransCommunity Financial Corporation and
BOE Financial Services of Virginia, Inc.
Announce Record and Meeting Dates for Stockholder Votes on Mergers
Community Bankers Acquisition Corp. (“CBAC”) (Amex: BTC), TransCommunity Financial Corporation (“TFC”) (OTCBB: TCYF) and BOE Financial Services of Virginia, Inc. (“BOE”) (Nasdaq: BSXT) each announced today their respective record and meeting dates for stockholder votes on the CBAC and TFC merger and the CBAC and BOE merger.
CBAC announced today that its annual meeting of stockholders will take place on Friday, April 25, 2008, at 10:00 a.m. EDT. The annual meeting will be held at the offices of Nelson Mullins Riley & Scarborough, LLP, at 101 Constitution Avenue, N.W., Suite 900, Washington, DC. Stockholders of record as of the close of business on March 25, 2008, will be entitled to vote at the annual meeting. At the annual meeting, CBAC stockholders will be asked to consider and vote on six proposals, including: (i) approval of the merger with TFC; (ii) approval of an amendment to CBAC’s certificate of incorporation to reset the terms of the classes of its directors; (iii) approval of an amendment to CBAC’s certificate of incorporation to change the name of CBAC from “Community Bankers Acquisition Corp.” to “Community Bankers Trust Corporation”; (iv) election of Chris A. Bagley and Keith Walz as directors; (v) ratification of the appointment of Miller Ellin & Company LLP as independent public accountants; and (vi) if necessary, adjournment of the annual meeting to a later date or dates to permit further solicitation and vote of proxies.
CBAC also announced today that a special meeting of its stockholders will take place on Friday, April 25, 2008, at 2:00 p.m. EDT. The special meeting will be held at the offices of Nelson Mullins Riley & Scarborough, LLP, at 101 Constitution Avenue, N.W., Suite 900, Washington, DC. Stockholders of record as of the close of business on March 25, 2008, will be entitled to vote at the special meeting. At the special meeting, CBAC stockholders will be asked to consider and vote on two proposals, including: (i) approval of the CBAC merger with BOE; (ii) approval of an amendment to CBAC’s certificate of incorporation to reset the classes of its directors; and (iii), if necessary, adjournment of the special meeting to a later date or dates to permit further solicitation and vote of proxies.
TFC announced today that a special meeting of its shareholders will take place on Tuesday, April 22, 2008, at 10:00 a.m. EDT. The special meeting will be held at The Place at Innsbrook, 4036-C Cox Road, Glen Allen, Virginia. Shareholders of record as of the close of business on March 25, 2008, will be entitled to vote at the special meeting. At the special meeting, TFC shareholders will be asked to consider and vote on two proposals, including: (i) approval of the TFC merger with CBAC; and (ii), if necessary, approval of adjournment of the special meeting to a later date or dates to permit further solicitation and vote of proxies.

BOE announced today that a special meeting of BOE shareholders will take place on Friday, April 25, 2008, at 10:00 a.m. EDT. The Special Meeting will be held at the Tappahannock Essex Volunteer Fire Department at 620 Airport Road, Tappahannock, Virginia. Shareholders of record as of the close of business on March 25, 2008, will be entitled to vote at the special meeting. At the special meeting, BOE shareholders will be asked to consider and vote on two proposals, including: (i) approval of the BOE merger with CBAC; and (ii), if necessary, approval of adjournment of the special meeting to a later date or dates to permit further solicitation and vote of proxies.
Ensuring Your Vote is Counted
In advance of the record date, CBAC advises holders of its securities that are in accounts that permit the lending of securities, such as margin accounts, to move these securities into accounts which do not permit the lending of securities, so called cash accounts or segregated accounts. These steps are designed to ensure that votes related to common shares beneficially owned by stockholders are properly counted. Beneficial owners of shares of common stock that have been lent out (either with or without the beneficial owners’ knowledge) are not permitted to vote those shares.
Additional Information About the Mergers and Where to Find It
In connection with the proposed mergers, CBAC has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of CBAC common stock to be issued to the shareholders of TFC as well as a registration statement on Form S-4 to register the shares of CBAC common stock to be issued to the shareholders of BOE. Each registration statement includes a joint proxy statement/prospectus, which will be sent to the stockholders of CBAC and of the shareholders of TFC or BOE, as applicable, seeking their approval of the applicable merger. In addition CBAC, TFC, and BOE may file other relevant documents concerning the proposed mergers with the SEC.
WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENTS ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUSES INCLUDED WITHIN THE REGISTRATION STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CBAC, TFC, AND BOE AND THE PROPOSED TRANSACTIONS. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of both joint proxy statement/prospectuses also may be obtained by directing a request by telephone or mail to: Community Bankers Acquisition Corp., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066, Attention: Investor Relations (telephone: (703) 759-0751). Free copies of the joint proxy statement/prospectus relating to the proposed merger of CBAC with TFC also may be obtained by directing a request by telephone or mail to: TransCommunity Financial Corporation, 4235 Innslake Drive, Glen Allen, Virginia 23060, Attention: Investor Relations (telephone: (804) 934-9999), or by accessing TFC’s website at http://www.TCFCorp.com under “Investor Relations.” Free copies of the joint proxy statement/prospectus relating to the proposed merger of CBAC with BOE also may be obtained by directing a request by telephone or mail to: BOE Financial Services of Virginia, Inc., 1325 Tappahannock Boulevard, Post Office Box 965, Tappahannock, Virginia 22560, Attention: Investor Relations (telephone: (804) 443-4343), or by accessing BOE’s website at http://www.bankofessex.com under “Investor Relations.” The information on BOE’s and TFC’s websites is not, and shall not be deemed to be, a part of this release or incorporated into other filings either company, or CBAC, makes with the SEC.
CBAC, TFC and BOE and their respective directors, executive officers and members of management may be deemed to be participants in the solicitation of proxies from the shareholders of BOE and TFC, as applicable, and/or CBAC in connection with the mergers. Information about the directors and executive officers of CBAC is set forth in the Annual Report on Form 10-K filed with the SEC on June 29, 2007. Information about the directors and executive officers of TFC is set forth in the proxy statement for TFC’s 2007 annual meeting of shareholders filed with the SEC on April 23, 2007. Information about the directors and executive officers of BOE is set forth in the proxy statement for BOE’s 2007 annual meeting of shareholders filed with the SEC on April 13, 2007. Additional information regarding the interests of these participants and other persons who may be deemed participants in the mergers may be obtained by reading the joint proxy statement/prospectuses regarding the mergers when they become available.

Caution Regarding Forward-Looking Statements
Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the mergers, including future financial and operating results, cost savings and enhanced revenues that may be realized from the mergers as well as other statements of expectations regarding the mergers and any other statements regarding future results or expectations. Each of CBAC, TFC and BOE intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. The companies’ respective abilities to predict results, or the actual effect of future plans or strategies, are inherently uncertain. Factors which could have a material effect on the operations and future prospects of each of CBAC, TFC and BOE and the surviving corporation, include but are not limited to: (1) the businesses of CBAC, TFC, and BOE may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the mergers may not be fully realized or realized within the expected time frame; (3) revenues following the mergers may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the mergers; (5) the ability to obtain required regulatory and stockholder approvals, and the ability to complete the mergers on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board may adversely impact income; (7) changes in the quality and composition of the loan and securities portfolios, demand for loan products, deposit flows, competition, demand for financial services in BOE’s and TFC’s market areas may adversely affect operations; (8) CBAC, TFC and BOE’s implementation of new technologies and their ability to develop and maintain secure and reliable electronic systems may impact their respective businesses; (9) changes in accounting principles, policies, and guidelines may impact reported earnings; and (10) other risk factors detailed from time to time in filings made by CBAC, BOE or TFC with the SEC may be associated with their respective businesses. CBAC, TFC and BOE undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.
This release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.
Source: Community Bankers Acquisition Corp.; TransCommunity Financial Corporation; BOE Financial Services of Virginia, Inc.;

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